SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant:        Yes.

Filed by a Party other than the Registrant:  No.

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                                CITIZENS BANCORP
                (Name Of Registrant As Specified In Its Charter)

                                CITIZENS BANCORP
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11
         (1)      Title of each class of securities to which transaction
                  applies:             N/A
         (2)      Aggregate number of securities to which transaction
                  applies:             N/A
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and
                  state how it was determined):     N/A
         (4)      Proposed maximum aggregate value of transaction:     N/A
         (5)      Total fee paid:
[ ]      Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
         Schedule and the date of its filing.       N/A
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                                Citizens Bancorp
                              60 South Main Street
                                  P.O. Box 635
                            Frankfort, Indiana 46041
                                 (765) 654-8533

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         To Be Held On October 20, 1999



     Notice is hereby given that the Annual Meeting of Shareholders of Citizens Bancorp (the "Holding Company") will be held at the Frankfort Community Public Library, 208 West Clinton Street, Frankfort, Indiana, on Wednesday, October 20, 1999, at 2:30 p.m., Eastern Standard Time.

     The Annual Meeting will be held for the following purposes:

     1. Election of Directors. Election of two directors of the Holding Company to serve three-year terms, with terms expiring in 2002.

     2. Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on September 9, 1999, are entitled to vote at the meeting or any adjournment thereof.

     We urge you to read the enclosed Proxy Statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

     A copy of our Annual Report for the fiscal year ended June 30, 1999, is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this letter.



                                           By Order of the Board of Directors




                                           /s/ Fred W. Carter
                                           Fred W. Carter,
                                           President and Chief Executive Officer


Frankfort, Indiana
September 20, 1999



IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                Citizens Bancorp
                              60 South Main Street
                                  P.O. Box 635
                            Frankfort, Indiana 46041
                                 (765) 654-8533

                                 PROXY STATEMENT
                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                                October 20, 1999

     This Proxy Statement is being furnished to the holders of common stock, without par value (the "Common Stock"), of Citizens Bancorp (the "Holding Company"), an Indiana corporation, in connection with the solicitation of proxies by the Board of Directors of the Holding Company to be voted at the Annual Meeting of Shareholders to be held at 2:30 p.m., Eastern Standard Time, on October 20, 1999, at the Frankfort Community Public Library, 208 West Clinton Street, Frankfort, Indiana, and at any adjournment of such meeting. The principal asset of the Holding Company consists of 100% of the issued and outstanding shares of common stock, $.01 par value per share, of Citizens Savings Bank of Frankfort (the "Bank"). This Proxy Statement is expected to be mailed to the shareholders of the Holding Company on or about September 20, 1999.

     The proxy solicited hereby, if properly signed and returned to the Holding Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

     Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Holding Company written notice thereof (Cindy S. Chambers, 60 South Main Street, P.O. Box 635, Frankfort, Indiana 46041), (ii) submitting a duly executed proxy bearing a later date, or (iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only shareholders of record at the close of business on September 9, 1999 ("Voting Record Date"), will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 965,754 shares of the Common Stock issued and outstanding, and the Holding Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. The holders of over 50% of the outstanding shares of Common Stock as of the Voting Record Date must be present in person or by proxy at the Annual Meeting to constitute a quorum. In determining whether a quorum is present, shareholders who abstain, cast broker non-votes, or withhold authority to vote on one or more director nominees will be deemed present at the Annual Meeting.

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of September 9, 1999, by each person who is known by the Holding Company to own beneficially 5% or more of the Common Stock. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.


                                             Number of Shares
Name and Address                              of Common Stock        Percent
  of Beneficial Owner                     Beneficially Owned (1)    of Class
---------------------                     ----------------------    --------
The Farmers Bank, as Trustee
   9 East Clinton Street
   Frankfort, Indiana 46041                  84,640  (2)               8.8%
Sandler O'Neill Asset Management LLC
SOAM Holdings, LLC
Malta Partners, L.P.
Malta Partners II, L.P.
Malta Hedge Fund, L.P.
Malta Hedge Fund II, L.P.
Terry Maltese
   712 Fifth Avenue
   22nd Floor
   New York, New York, 10015                 95,000  (3)               9.8%

(1) The information in this chart is based on Schedule 13D/13G Reports filed by the above-listed persons with the Securities and Exchange Commission (the "SEC") containing information concerning shares held by them, and information received directly from such persons. It does not reflect any changes in those shareholdings which may have occurred since the dates of such filings or receipt of information.

(2) These shares are held by the Trustee of the Citizens Bancorp Employee Stock Ownership Plan and Trust (the "ESOP"). The Employees participating in that Plan are entitled to instruct the Trustee how to vote shares held in their accounts under the Plan. Unallocated shares held in a suspense account under the Plan are required under the Plan terms to be voted by the Trustee in the same proportion as allocated shares are voted.

(3) Malta Partners, L.P. and Malta Partners II, L.P., each a Delaware limited partnership, and Malta Hedge Fund, L.P. and Malta Hedge Fund II, L.P., each a Delaware limited partnership, beneficially own these shares. These entities are private partnerships engaged in investment in securities for their own accounts. SOAM Holdings, LLC, a Delaware limited liability company ("Holdings"), is the general partner of each of these entities. Sandler O'Neill Asset Management LLC, a New York limited liability company ("SOAM"), provides administrative and management services to these entities. Terry Maltese is president and managing member of Holdings and SOAM. Each of the listed parties shares investment and dispositive power with respect to these shares.

                       PROPOSAL I -- ELECTION OF DIRECTORS

     The Board of Directors consists of five members. The By-Laws provide that the Board of Directors is to be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. Directors must have their principal domicile in Clinton County, Indiana, must have had a loan or deposit relationship with the Bank for a continuous period of 12 months prior to their nomination to the Board, and non-employee directors must have served as a member of a civic or community organization based in Clinton County, Indiana for at least a continuous period of 12 months during the five years prior to their nomination to the Board. The nominees for director this year are Robert F. Ayres and Billy J. Wray, each of whom is a current director of the Holding Company. If elected by the shareholders at the Annual Meeting, the terms of Messrs. Ayres and Wray will expire in 2002.

     Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

     The following table sets forth certain information regarding the directors continuing in office and the nominees for the position of director of the Holding Company, including the number and percent of shares of Common Stock beneficially owned by such persons as of the Voting Record Date. Unless otherwise indicated, each nominee has sole investment and/or voting power with respect to the shares shown as beneficially owned by him. No nominee for director is related to any other nominee for director or executive officer of the Holding Company by blood, marriage, or adoption, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The table also sets forth the number of shares of Holding Company Common Stock beneficially owned by all directors and executive officers of the Holding Company as a group.


                                                                                        Common Stock
                       Expiration of      Director of the          Director             Beneficially
                          Term as             Holding            of the Bank             Owned as of          Percentage
       Name              Director          Company Since             Since            September 9, 1999       of Class(1)
-------------------------------------------------------------------------------------------------------------------------
Director Nominees
Robert F. Ayres              2002               1997                 1979                     8,174 (2)         .85%
Billy J. Wray                2002               1997                 1992                    23,174 (2)         2.4%

Directors Continuing
in Office
Fred W. Carter               2000               1997               1960-1966                 40,011 (3)         4.1%
                                                                 1971-Present
Perry W. Lewis               2001               1997                 1975                    25,174 (2)         2.6%
John J. Miller               2001               1997                 1995                    41,674 (4)         4.3%

All directors and
executive officers
as a group (8 persons)                                                                      198,445 (5)        20.2%


(1) Based upon information furnished by the respective directors and director nominees. Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic power with respect to the shares. Includes shares beneficially owned by members of the immediate families of the directors residing in their homes.

(2) Includes stock options for 1,058 shares granted under the Citizens Bancorp Stock Option Plan (the "Option Plan") and 1,693 shares held under the Citizens Savings Bank of Frankfort Recognition and Retention Plan and Trust (the "RRP"). Does not include stock options for 4,232 shares granted to the director under the Option Plan, which are not exercisable within 60 days of the Voting Record Date.

Footnotes continued on following page.

(3) Includes 15,116 shares owned jointly by Mr. Carter and his spouse, 8,464 shares held under the RRP, 5,290 shares subject to stock options granted under the Option Plan and 1,141 shares allocated to Mr. Carter's account as of June 30, 1998, under the Citizens Bancorp Employe Stock Ownership Plan and Trust (the "ESOP"). Does not include 21,160 shares subject to a stock option granted under the Option Plan which is not exercisable within 60 days of the Voting Record Date.

(4) Includes 10,000 shares owned by a company deemed to be controlled by Mr. Miller, 1,500 shares held by a profit sharing plan of which Mr. Miller is a beneficiary, 1,693 shares held under the RRP, and 1,058 shares subject to stock options granted under the Option Plan. Does not include stock options for 4,232 shares granted to the director under the Option Plan which are not exercisable within 60 days of the Voting Record Date.

(5) Includes 22,853 shares held under the RRP, 14,283 shares subject to stock options granted under the Option Plan, and 2,099 whole shares allocated to employees' accounts as of June 30, 1998 under the ESOP. Excludes 57,132 shares subject to stock options granted under the Option Plan which are not exercisable within 60 days of the Voting Record Date.

     Presented below is certain information concerning the directors and director nominees of the Holding Company:

     Robert F. Ayres (age 74) served as Superintendent of Community Schools of Frankfort from 1965 until his retirement in 1989. He previously served as a high school principal, teacher and coach at Frankfort Senior High School, in Frankfort.

     Fred W. Carter (age 67) has served as Chairman, President and Chief Executive Officer of the Holding Company since 1997 and President and Chief
Executive Officer of the Bank since 1972, and has been an employee of Citizens since 1966. Mr. Carter is the father of Cindy S. Chambers, Citizens' Secretary and Customer Service Manager.

     Perry W. Lewis (age 78) is retired. He formerly served as the Chairman of Lewis Ford Sales, Inc. in Frankfort.

     John J. Miller (age 59) has served as President of Goodwin Funeral Home, Inc. in Frankfort since 1979.

     Billy J. Wray (age 68) is part owner of Premium Auto Center, Inc. (a used-car dealership), in Lebanon, Indiana. He also owns interests in various real estate developments around Frankfort.

     Citizens also has an advisory director program pursuant to which its former directors may continue to serve as advisors to the Board of Directors upon their retirement or resignation from the Board. Currently, Ralph C. Hinshaw and Rawl
V. Ransom serve as advisory directors.

     THE DIRECTORS SHALL BE ELECTED UPON RECEIPT OF A PLURALITY OF VOTES CAST AT THE ANNUAL SHAREHOLDERS MEETING. PLURALITY MEANS THAT INDIVIDUALS WHO RECEIVE THE LARGEST NUMBER OF VOTES CAST ARE ELECTED UP TO THE MAXIMUM NUMBER OF DIRECTORS TO BE CHOSEN AT THE MEETING. ABSTENTIONS, BROKER NON-VOTES, AND INSTRUCTIONS ON THE ACCOMPANYING PROXY TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES WILL RESULT IN THE RESPECTIVE NOMINEE RECEIVING FEWER VOTES. HOWEVER, THE NUMBER OF VOTES OTHERWISE RECEIVED BY THE NOMINEE WILL NOT BE REDUCED BY SUCH ACTION.

The Board of Directors and its Committees

     During the fiscal year ended June 30, 1999, the Board of Directors of the Holding Company met 13 times. No director attended fewer than 75% of the aggregate total number of meetings during the last fiscal year of the Board of Directors of the Holding Company held while he served as director and of meetings of committees which he served during that fiscal year. The Board of Directors of the Holding Company has an Audit Committee and a Stock Compensation Committee, among its other Board Committees. All committee members are appointed by the Board of Directors.

     The Audit Committee, comprised of all directors except Fred W. Carter, recommends the appointment of the Holding Company's independent accountants, and meets with them to outline the scope and review the results of such audit. The Audit Committee met three times during the fiscal year ended June 30, 1999.

     The Stock Compensation Committee administers the Option Plan and the Holding Company's RRP. The members of that Committee are all directors except Fred W. Carter. It met one time during fiscal 1999.

     The Board of Directors of the Holding Company nominated the slate of directors set forth in the Proxy Statement. Although the Board of Directors of the Holding Company will consider nominees recommended by shareholders, it has not actively solicited recommendations for nominees from shareholders nor has it established procedures for this purpose. Directors must satisfy certain qualification requirements set forth in the Holding Company's By-Laws. Article III, Section 12 of the Holding Company's By-Laws provides that shareholders entitled to vote for the election of directors may name nominees for election to the Board of Directors but there are certain requirements that must be satisfied in order to do so. Among other things, written notice of a proposed nomination must be received by the Secretary of the Holding Company not less than 120 days prior to the Annual Meeting; provided, however, that in the event that less than 130 days' notice or public disclosure of the date of the meeting is given or made to shareholders (which notice or public disclosure includes the date of the Annual Meeting specified in the Holding Company's By-Laws if the Annual Meeting is held on such date), notice must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

Management Remuneration and Related Transactions

     Remuneration of Named Executive Officer

     During the fiscal year ended June 30, 1999, no cash compensation was paid directly by the Holding Company to any of its executive officers. Each of such officers was compensated by the Bank.

     The following tables set forth information as to annual, long term and other compensation for services in all capacities to the President and Chief Executive Officer of the Holding Company for each of the last three fiscal years (the "Named Executive Officer"). There were no other executive officers of the Holding Company who earned over $100,000 in salary and bonuses during the fiscal year ended June 30, 1999.


                                                                       Summary Compensation Table
                                                                               Long Term Compensation
                                                 Annual Compensation                   Awards
                                                                 Other Annual  Restricted   Securities
Name and                    Fiscal                                  Compen-       Stock     Underlying      All Other
Principal Position           Year     Salary (1)($)   Bonus ($)    sation(3)    Awards($)   Options(#)    Compensation
----------------------------------------------------------------------------------------------------------------------
Fred Carter, President and   1999       $109,100     $53,083 (2)      --          ---            ---          $120 (5)
   Chief Executive Officer   1998        103,500      56,729 (2)      --      105,800(4)      26,450           120 (5)
                             1997         91,000      39,600 (2)      --            ---          ---           120 (5)


(1)  Includes fees received for service on the Bank's Board of Directors.

(2) Mr. Carter received a bonus equal to 10% of the profits of the Bank in excess of $626,000, $676,000, and $726,000, respectively, for the fiscal years ended June 30, 1997, 1998 and 1999, respectively.

Footnotes continued on following page.

(3) Mr. Carter received certain perquisites, but the incremental cost of providing such perquisites did not exceed the lesser of $50,000 or 10% of his salary and bonus.

(4) The value of the restricted stock awards was determined by multiplying the fair market value of the Common Stock on the date the shares were awarded by the number of shares awarded. These shares vest over a five year period, commencing March 24, 1998. As of June 30, 1999, the number and aggregate value of restricted stock holdings of Mr. Carter were 8,464 and $107,387, respectively. Dividends paid on the restricted shares are payable to the grantee as the shares are vested and are not included in the table.

(5) This column includes amounts paid by the Bank for insurance premiums with respect to a $10,000 term life insurance policy for the benefit of Mr. Carter.

         The following table includes the number of shares covered by exercisable and unexercisable stock options held by the Named Executive Officer as of June 30, 1999. Also reported are the values for "in-the-money" options (options whose exercise price is lower than the market value of the shares at fiscal year end) which represent the spread between the exercise price of any such existing stock options and the fiscal year-end market price of the stock.

        Outstanding Stock Option Grants and Value Realized as of 6/30/99


                                                Number of                              Value of Unexercised
                                          Securities Underlying                            In-the-Money
                                            Unexercised Options                             Options at
                                           at Fiscal Year End (#)                     Fiscal Year End ($) (1)
Name                                   Exercisable          Unexercisable          Exercisable          Unexercisable
----                                   -----------          -------------          -----------          -------------
Fred W. Carter                          5,290                  21,160                  ---                   ---


(1) Since the average between the high asked and low bid prices for the shares on June 30, 1999, was $12.6875 per share, and this price is below the $15.25 per share exercise price of the options, none of Mr. Carter's options were "in-the-money" on June 30, 1999.

     No stock options were granted to or exercised by the Named Executive Officer during fiscal 1999.

     Employment Contract

     The Bank has entered into a three-year employment contract with Mr. Carter. The contract with Mr. Carter extends annually for an additional one-year term to maintain its three-year term if the Bank's Board of Directors determines to so extend it, unless notice not to extend is properly given by either party to the contract. Mr. Carter receives his current salary under the contract, subject to increases approved by the Board of Directors. The contract also provides, among other things, for participation in other fringe benefits and benefit plans available to the Bank's employees. Mr. Carter may terminate his employment upon 60 days' written notice to the Bank. The Bank may discharge Mr. Carter for cause (as defined in the contract) at any time or in certain specified events. If the Bank terminates Mr. Carter's employment for other than cause or if Mr. Carter terminates his own employment for cause (as defined in the contract), Mr. Carter will receive his base compensation under the contract for an additional three years if the termination follows a change of control in the Holding Company, and for the balance of the contract if the termination does not follow a change in control. In addition, during such period, Mr. Carter will continue to participate in the Bank's group insurance plans and retirement plans, or receive comparable benefits. Moreover, within a period of three months after such termination following a change of control, Mr. Carter will have the right to cause the Bank to purchase any stock options he holds for a price equal to the fair market value (as defined in the contract) of the shares subject to such options minus their option price. If the payments provided for in the contract, together with any other payments made to Mr. Carter by the Bank, are deemed to be payments in violation of the "golden parachute" rules of the Internal Revenue Code of 1986, as amended (the "Code"), such payments will be reduced to the largest amount which would not cause the Bank to lose a tax deduction for such payments under those rules. As of the date hereof, the cash compensation which would be paid under the contract to Mr. Carter if the contract were terminated after a change of control of the Holding Company, without cause by the Bank, or for cause by Mr. Carter, would be $315,000. For purposes of this employment contract, a change of control of the Holding Company is generally an acquisition of control, as defined in regulations issued under the Change in Bank Control Act and the Savings and Loan Holding Company Act.

      The employment contract protects the Bank's confidential business information and protects the Bank from competition by Mr. Carter should he voluntarily terminate his employment without cause or be terminated by the Bank for cause.

Compensation of Directors

      The Bank pays its directors a monthly retainer of $300 plus $300 for each month in which they attend one or more meetings. Rawl V. Ransom and Ralph C. Hinshaw receive $600 per monthly meeting attended as advisory directors. Total fees paid to its directors and advisory directors for the year ended June 30, 1999 were approximately $45,700.

      The Bank's directors and advisory directors may, pursuant to a deferred compensation agreement, defer payment of some or all of their directors fees into a retirement account. Under this agreement, deferred directors fees are to be paid to a director beginning upon the first day of the month following the director's seventieth (70th) birthday, and continuing in equal installments over a 180-month period. A director may also receive his benefits in a lump sum in the event of financial hardship. The agreement also provides for death and disability benefits. At present, Mr. Carter is the only director who has executed a deferred compensation agreement with the Bank.

      Directors of the Holding Company are not currently paid directors' fees. The Holding Company may, if it believes it is necessary to attract qualified directors or is otherwise beneficial to the Holding Company, adopt a policy of paying directors' fees.

Transactions With Certain Related Persons

         The Bank has followed a policy of offering to their directors, officers, and employees real estate mortgage loans secured by their principal residence and other loans. These loans are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features.

      Loans to  advisory  directors,  directors,  executive  officers  and their associates totaled approximately $3,094,000, or approximately 21.1% of consolidated shareholders' equity at June 30, 1999. This amount includes two loans to directors Billy J. Wray and John J. Miller, neither of whom were directors or employees of the Bank when the loans were originated. The first loan, in the original principal amount of approximately $1.5 million, was originated in October, 1991 to both Mr. Wray and Mr. Miller and is secured by the 48-unit Clinton Estates apartment complex located in Frankfort. In October, 1997, the loan was refinanced by the Bank to change it from a 3-year adjustable mortgage loan to a 7-year adjustable mortgage loan, with a term of 15 years and an amortization of 20 years. The interest rate on the loan adjusts based on the 7-year Treasury Constant Maturities index plus a 200 basis point margin. At June 30, 1999, this loan was current with a balance of approximately $1,227,000. The second loan, dated February, 1994, was a construction line of credit in the original amount of $620,000 to Mr. Miller, secured by condominiums, other real estate located in Tipton, Indiana, and securities. At June 30, 1999, this loan was also current with a balance of approximately $321,600. The Bank is not obligated to advance additional funds pursuant to this line of credit. In the opinion of the Bank's management, these loans are adequately collateralized.

      Current law authorizes the Bank to make loans or extensions of credit to its executive officers, directors, and principal shareholders on the same terms that are available with respect to loans made to its employees. At present, the Bank's loans to executive officers, directors, principal shareholders and employees are made on the same terms generally available to the public. The Bank may in the future, however, adopt a program under which it may waive loan application fees and closing costs with respect to loans made to such persons. Loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. The Bank's policy regarding loans to directors and all employees meets the requirements of current law.

                                   ACCOUNTANTS

     Olive LLP has served as auditors for the Holding Company and the Bank since March, 1999. A representative of Olive LLP may be present at the Annual Meeting with the opportunity to make a statement if he so desires. He will also be available to respond to any appropriate questions shareholders may have. The Board of Directors of the Holding Company has not yet completed the process of selecting an independent public accounting firm to audit its books, records and accounts for the fiscal year ended June 30, 2000.

     On March 22, 1999, the Holding Company engaged the accounting firm of Olive LLP to examine the consolidated financial statements of the Holding Company for the fiscal year ending June 30, 1999. The Audit Committee, which is composed of the entire Board of Directors, recommended and approved the change in auditors on March 9, 1999. Ernst & Young LLP, which had acted as the independent public accountant for the Holding Company since its formation in 1997 and audited its consolidated financial statements for the years ended June 30, 1998 and 1997, was notified of the Holding Company's decision. When Ernst & Young LLP was informed by the Holding Company that the Holding Company was seeking proposals for auditing services for the year ended June 30, 1999, Ernst & Young LLP declined to stand for reappointment.

     The audit reports issued by Ernst & Young LLP with respect to the Holding Company's consolidated financial statements for 1998 and 1997 did not contain an adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles. During 1997 and 1998 (and any subsequent interim period), there have been no disagreements between the Holding Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report. Moreover, none of the events listed in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission occurred during 1997 or 1998 or any subsequent interim period.

     Prior to its engagement by the Holding Company, Olive LLP had not been consulted by the Holding Company as to the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Holding Company's financial statements.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "1934 Act"), requires that the Holding Company's officers and directors and persons who own more than 10% of the Holding Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Holding Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, the Holding Company believes that during the fiscal year ended June 30, 1999, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to
Section 16(a) of the 1934 Act were satisfied in a timely manner except that Fred
W. Carter filed a Form 4 one day late in reporting his purchase of 1,000 shares of Common Stock on September 16, 1998.

                              SHAREHOLDER PROPOSALS

     Any proposal which a shareholder wishes to have presented at the next Annual Meeting of the Holding Company must be received at the main office of the Holding Company for inclusion in the proxy statement no later than 120 days in advance of September 20, 2000. Any such proposal should be sent to the attention of the Secretary of the Holding Company at 60 South Main Street, P.O. Box 635, Frankfort, Indiana 46041. A shareholder proposal being submitted outside the process of Rule 14a-8 promulgated under the 1934 Act will be considered untimely if it is received by the Holding Company later than 45 days in advance of September 20, 2000.

                                  OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Holding Company. The Holding Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers, and employees of the Holding Company may solicit proxies personally or by telephone without additional compensation.

     Each shareholder is urged to complete, date and sign the proxy and return it promptly in the enclosed envelope.

                                           By Order of the Board of Directors




                                           /s/ Fred W. Carter
                                           Fred W. Carter,


September 20, 1999

REVOCABLE PROXY               CITIZENS BANCORP
                         Annual Meeting of Shareholders
                                October 20, 1999

   The undersigned hereby appoints Stephen D. Davis and Cindy S. Chambers, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Citizens Bancorp which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Frankfort Community Public Library, 208 West Clinton Street, Frankfort, Indiana, on Wednesday, October 20, 1999, at 2:30 p.m., and at any and all adjournments thereof, as follows:

1.   The election as directors of all nominees listed below,
     except as marked to the contrary        [ ] FOR    [ ]  VOTE WITHHELD

INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list below:

          Robert F. Ayres                               Billy J. Wray
                          (each for a three year term)


In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.
This Proxy may be revoked at any time prior to the voting thereof.


     The Board of Directors recommends a vote "FOR" the listed proposition.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned acknowledges receipt from Citizens Bancorp, prior to the execution of this Proxy, of a Notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
                                                        __________________, 1999







                    ------------------------------------------------------------
                                      Signature of Shareholder


                    ------------------------------------------------------------
                                      Signature of Shareholder


                    Please sign as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.